UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04024

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 6

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2016

Date of reporting period:	8/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Prudential California Muni Income Fund

ANNUAL REPORT	AUGUST 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

Highlights

PRUDENTIAL CALIFORNIA MUNI INCOME FUND

•

The Fund was overweight longer-term securities relative to the Bloomberg Barclays Municipal Bond Index (the Index), which added to performance as yield differentials between longer-term bonds and intermediate- and shorter-term bonds narrowed. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•	The Fund’s long duration position contributed positively to performance as interest rates fell during the period.

•

An overweight in pre-refunded bonds, which are backed by high credit quality collateral such as ultra-safe US Treasury securities, hurt the Fund’s returns as longer-term bonds outperformed shorter-term bonds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. Prudential Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at prudentialfunds.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential California Muni Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2016.

During the period, equity and fixed income markets achieved positive returns in the US, after a highly volatile and dramatic second quarter. Brexit—the term used to represent Britain’s decision to leave the European Union—triggered a sharp sell-off in global stocks. Initial losses were steep, but positive investor sentiment prevailed as US equities rebounded quickly. European stocks were negatively impacted, while Asian stocks were generally less affected. In the wake of Brexit, US Treasuries experienced a price rally, sending interest rate yields to all-time lows.

While uncertainty lingers over the health of the global economy, the US economy grew, but at a very slow pace. Labor markets turned up sharply in June, after disappointing numbers in May. The Federal Reserve kept rates unchanged at their July meeting but had a hawkish tone, citing strength in consumer spending and a tightening labor market.

Given the volatility in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential California Muni Income Fund

October 14, 2016

Prudential California Muni Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	7.32	30.83	59.18
Class B	7.07	29.22	55.28
Class C	6.63	26.19	49.57
Class Z	7.60	32.51	63.35
Bloomberg Barclays Municipal Bond Index	6.88	26.43	60.93
Bloomberg Barclays California Municipal Bond Index	6.83	30.94	64.65
Lipper California (CA) Municipal Debt Funds Average	8.05	34.68	56.85

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	1.91	4.20	4.21
Class B	0.89	4.63	4.38
Class C	4.27	4.28	3.98
Class Z	6.34	5.32	4.91
Bloomberg Barclays Municipal Bond Index	5.58	4.48	4.75
Bloomberg Barclays California Municipal Bond Index	5.45	5.17	4.98
Lipper California (CA) Municipal Debt Funds Average	6.76	5.66	4.47

Average Annual Total Returns (With Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	3.03	4.66	4.33
Class B	2.07	5.10	4.50
Class C	5.63	4.76	4.11
Class Z	7.60	5.79	5.03

4	Visit our website at prudentialfunds.com

Average Annual Total Returns (Without Sales Charges) as of 8/31/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	7.32	5.52	4.76
Class B	7.07	5.26	4.50
Class C	6.63	4.76	4.11
Class Z	7.60	5.79	5.03

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Bloomberg Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2006) and the account values at the end of the current fiscal year (August 31, 2016), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Prudential California Muni Income Fund	5

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	4.00% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	.50%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

Bloomberg Barclays California Municipal Bond Index—The Bloomberg Barclays California Municipal Bond Index is an unmanaged index of long-term investment-grade California municipal bonds. It gives a broad look at how long-term investment-grade California municipal bonds have performed.

Lipper California (CA) Municipal Debt Funds Average—The Lipper California Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper California Municipal Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

6	Visit our website at prudentialfunds.com

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Credit Quality expressed as a percentage of total investments as of 8/31/16 (%)
AAA	8.7
AA	49.0
A	21.7
BBB	8.0
BB	3.1
B	3.9
CCC	0.7
CC	0.2
Not Rated	4.2
Cash/Cash Equivalents	0.4
Total Investments	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Distributions and Yields as of 8/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			39.6%	43.4%		39.6%	43.4%
Class A	0.38	0.83	1.57	1.67	0.83	1.57	1.67
Class B	0.36	0.62	1.17	1.25	0.62	1.17	1.25
Class C	0.30	0.12	0.23	0.24	0.12	0.23	0.24
Class Z	0.41	1.11	2.10	2.24	1.11	2.10	2.24

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***Some investors may be subject to the federal alternative minimum tax (AMT). Taxable equivalent yields reflect federal and applicable state tax rates.

Prudential California Muni Income Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential California Muni Income Fund’s Class A shares returned 7.32% for the 12 months ended August 31, 2016, outperforming the 6.88% return of the Bloomberg Barclays Municipal Bond Index (the Index) and the 6.83% return of the Bloomberg Barclays California Municipal Bond Index. The Fund underperformed the 8.05% return of the Lipper California (CA) Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

•	Investment-grade municipal securities generated solid positive returns during the reporting period as yields, which move in the opposite direction of prices, fell as demand outpaced supply.

•	Interest rates declined as the Federal Reserve (the Fed) continued to maintain an accommodative monetary policy amidst modest economic growth.

•	Municipal securities, which were relatively inexpensive compared to US Treasury securities at the beginning of the period, outperformed Treasuries for the period overall.

•

Investment flows turned positive early in the period, with municipal bond mutual funds experiencing 48 consecutive weeks of inflows by the end of August. Municipal bond prices are sensitive to supply and demand dynamics, in that fund inflows or low supply of newly issued bonds tends to increase prices, and fund outflows or high supply of newly issued bonds tends to decrease prices.

•

Investors continued to react to headlines about Puerto Rico, including news of the passage of the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA). PROMESA established a seven-member federal fiscal control board empowered to provide strong fiscal oversight, among other responsibilities, to Puerto Rico. Despite the passage of PROMESA, Puerto Rico defaulted on July 1st payments of principal and interest on its general obligation bonds.

•

States and localities with large unfunded pension obligations continued to struggle, especially as investment returns came in lower than expected. Unfunded pension obligations remain a key long-term credit concern for certain states and localities.

•	California’s economic recovery continued during the reporting period and its economy grew faster overall than the broad US economy.

•

As a result of California’s improved economic and fiscal outlook, the state’s general obligation and related lease-backed debt received credit ratings upgrades. At the end of the period, the state’s general obligation bonds were rated Aa3 by Moody’s Investors Service, AA- by Standard & Poor’s Ratings, and AA- by Fitch Ratings.

•	Despite its progress, California still faces challenges to its fiscal balance, including the short-term impact of federal budget cuts and the cost of expanding Medicaid under the

8	Visit our website at prudentialfunds.com

Affordable Care Act. Other challenges include the expiration in 2016 and 2018 of temporary tax increases as well as unfunded retirement obligations.

What worked?

•

The Fund’s overweight versus the Index in longer-term municipal bonds added to relative performance as spreads (the difference in yields) between longer-term municipal bonds and intermediate- and shorter-term bonds narrowed.

•

The Fund’s longer duration compared to the Index bolstered relative results as falling interest rates supported the prices of longer-duration bonds. Duration measures a portfolio’s sensitivity to changes in interest rates.

•

The Fund benefited from its overweight relative to the Index in tobacco settlement bonds, which was one of the top-performing sectors during the reporting period. Tobacco bonds are backed by payments from tobacco companies participating in the Master Settlement Agreement.

•	An overweight in special tax/assessment bonds, which outperformed during the period, enhanced the Fund’s relative returns.

•	The Fund’s overweight in hospital bonds also added to relative returns, as these securities outperformed during the period.

•	An overweight in Puerto Rico credits contributed positively to the Fund’s relative performance as these bonds rallied following the passage of PROMESA.

What didn’t work?

•

The Fund’s overweight in pre-refunded bonds, which are widely considered to be the safest of all municipal bonds, detracted from performance as longer-term bonds outperformed shorter-term bonds. A pre-refunded bond is backed by high credit quality collateral, usually ultra-safe Treasury securities.

Did the Fund use derivatives, and how did they affect performance?

The Fund did not use derivatives during the reporting period.

Current outlook

•	Prudential Fixed Income expects market volatility to increase as supply and demand conditions weaken early in the fourth quarter before becoming supportive toward the end of 2016.

•

Although positive investment flows supported municipal bond prices during the reporting period, Prudential Fixed Income believes this trend could be negatively affected if interest rates rise in the near term.

Prudential California Muni Income Fund	9

Strategy and Performance Overview (continued)

•

Given the attractive tax-equivalent yields at the end of the period, any weakness in the market could provide potential buying opportunities. The tax-equivalent yield is the pretax yield that a taxable bond needs to possess for its yield to be equal to that of a tax-free municipal bond.

10	Visit our website at prudentialfunds.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2016, at the beginning of the period, and held through the six-month period ended August 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential California Muni Income Fund	11

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential California Muni Income Fund		Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,036.50	0.91%	$4.66
	Hypothetical	$1,000.00	$1,020.56	0.91%	$4.62
Class B	Actual	$1,000.00	$1,035.30	1.16%	$5.93
	Hypothetical	$1,000.00	$1,019.30	1.16%	$5.89
Class C	Actual	$1,000.00	$1,033.60	1.66%	$8.49
	Hypothetical	$1,000.00	$1,016.79	1.66%	$8.42
Class Z	Actual	$1,000.00	$1,038.90	0.66%	$3.38
	Hypothetical	$1,000.00	$1,021.82	0.66%	$3.35

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six month period ended August 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at prudentialfunds.com

The Fund’s annual expense ratios for the 12-month period ended August 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	0.92	0.92
B	1.17	1.17
C	1.67	1.67
Z	0.67	0.67

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential California Muni Income Fund	13

Portfolio of Investments

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 98.3%

MUNICIPAL BONDS
Abag Fin. Auth. For Nonprofit Corp. Rev., Episcopal Senior Communities, Rfdg.	6.125%	07/01/41	475	$551,741
Sharp Healthcare	6.250	08/01/39	1,000	1,155,540
Sharp Healthcare, Ser. A	5.000	08/01/43	2,000	2,377,220
Alameda Corridor Trans. Auth. Rev., Second Sub. Lien, Ser. B, Rfgd.	5.000	10/01/37	525	638,195
Anaheim Calif. Pub. Fin. Auth. Rev., Ser. A, Rfdg.	5.000	05/01/39	1,000	1,210,640
Bay Area Toll Auth. Rev., Ser. F-1, Rfgd.	5.000	04/01/54	1,000	1,184,590
California Cnty. Tob. Secur. Agy., Rev., Tob. Conv. Bonds, LA Cnty. (Converted to Fixed on 12/01/10)	5.250	06/01/21	1,435	1,465,781
Tob. Conv. Bonds, Ser. B (Converted to Fixed on 12/01/08)	5.100	06/01/28	1,035	1,037,857
California Edl. Facs. Auth. Rev., Loyola Marymount Univ., Ser. A	5.125	10/01/40	1,000	1,117,240
Pepperdine Univ., Rfgd.	5.000	10/01/49	2,000	2,467,360
California Hlth. Facs. Fing. Auth. Rev., Adventist Hlth. Sys. West, Ser. A, Rfgd.	4.000	03/01/39	2,000	2,202,120
Cedars Sinai Med. Ctr., Rfdg.	5.000	11/15/33	1,000	1,242,510
Episcopal Home, Ser. B, Rfdg. (Pre-refunded date 02/01/20)(a)	6.000	02/01/32	1,000	1,175,960
Lucile Packard Stanford Hospital, Ser. B	5.000	08/15/55	1,000	1,211,160
Lucile Salter Packard Children’s Hosp., Ser. A	5.000	08/15/43	1,000	1,188,860
Providence Hlth., Ser. B	5.500	10/01/39	1,500	1,707,870
Providence Hlth., Ser. C (Pre-refunded date 10/01/18)(a)	6.500	10/01/38	20	22,428
Providence Hlth., Ser. C, Unrefunded Balance (Pre-refunded date 10/01/18)(a)	6.500	10/01/38	980	1,098,982
Providence St. Joseph Healthcare, Ser. A, Rfgd.	4.000	10/01/47	1,500	1,672,800
Scripps Hlth., Ser. A	5.000	11/15/40	1,000	1,161,550
Scripps Hlth., Ser. A, Rfdg.	5.000	11/15/36	1,200	1,351,032
St. Joseph Hlth. Sys., Ser. A	5.750	07/01/39	1,000	1,134,460
Stanford Healthcare, Ser. A	5.000	08/15/54	1,000	1,199,400
Stanford Hosp., Ser. A-3, Rfdg.	5.500	11/15/40	500	607,890
Sutter Hlth., Ser. A	5.000	11/15/46	1,500	1,838,415
Sutter Hlth., Ser. A, Rfdg.	5.000	08/15/43	1,500	1,809,900
Sutter Hlth., Ser. B, Rfgd.	4.000	11/15/41	1,000	1,116,200
Sutter Hlth., Ser. D, Rfdg.	5.250	08/15/31	1,000	1,200,680
California Infrast. & Econ. Dev. Bk. Rev., Academy Motion Picture Art, Rfdg.	4.000	11/01/45	2,000	2,188,800
Walt. Dis. Fam. Musm., Walt & Lilly Disney (Pre-refunded date 02/01/18)(a)	5.250	02/01/38	2,000	2,130,340

See Notes to Financial Statements.

Prudential California Muni Income Fund	15

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
California Muni. Fin. Auth. Ed. Rev., Northbay Healthcare Group, Ser. A, Rfgd.	5.000%	11/01/27	705	$872,022
Amern. Heritage Ed., Ser. A, Rfgd.	4.000	06/01/26	500	564,525
Amern. Heritage Ed., Ser. A, Rfgd.	5.000	06/01/46	500	573,490
Palmdale Aerospace Academy Proj., 144A	4.000	07/01/26	380	407,117
Palmdale Aerospace Academy Proj., 144A	5.000	07/01/46	665	720,980
California Poll. Ctrl. Fing. Auth. Wtr. Facs. Rev., Amern. Wtr. Cap. Corp. Proj., 144A	5.250	08/01/40	1,250	1,412,450
California Sch. Fin. Auth. Chrt. Sch. Rev., Alliance CLG-Ready Pubs. Schs., 144A	5.000	07/01/51	620	709,361
California Sch. Fin. Auth. Rev., Alliance CLG-Ready Pub. Schs., Ser. A, 144A	4.000	07/01/26	300	330,459
Alliance CLG-Ready Pub. Schs., 144A	5.000	07/01/45	1,000	1,151,630
Aspire Pub. Schs., Rfgd.	5.000	08/01/46	1,000	1,145,330
Green Dot Pub. Sch. Proj., Ser. A	5.000	08/01/45	610	688,019
California Sch. Fin. Auth. Sch. Facs. Rev., Kipp. LA. Proj., Ser A., 144A	5.000	07/01/45	1,000	1,139,160
California Sch. Fin. Auth. Sch. Rev., Aspire Pub. Schs., Ser. A, Rfgd., 144A	5.000	08/01/40	1,000	1,152,050
California St., GO	5.000	03/01/45	2,000	2,461,600
GO	5.000	08/01/45	1,500	1,861,665
GO	5.250	11/01/40	750	874,740
GO, Rfgd.	4.000	09/01/37	2,000	2,261,320
Unrefunded Balance, GO	5.500	04/01/30	5	5,021
Var. Purp., GO	5.000	10/01/29	1,500	1,691,490
Var. Purp., GO	5.000	09/01/41	5,000	5,914,050
Var. Purp., GO	5.000	10/01/41	1,250	1,482,187
Var. Purp., GO	5.000	09/01/45	1,500	1,867,545
Var. Purp., GO	5.250	04/01/35	1,250	1,507,587
Var. Purp., GO	5.500	11/01/39	1,000	1,141,260
Var. Purp., GO	5.500	03/01/40	2,000	2,297,620
Var. Purp., GO	6.000	03/01/33	2,750	3,239,445
Var. Purp., GO	6.000	04/01/38	3,000	3,398,700
Var. Purp., GO	6.000	11/01/39	1,500	1,741,080
California St. Dept. Wtr. Res. Rev., Wtr. Sys., Ser. AF (Pre-refunded date 12/01/18)(a)	5.000	12/01/29	875	961,494
California St. Pub. Wks. Brd. Lease Rev., Judicial Council Projs., Ser. D	5.000	12/01/31	1,000	1,187,160
Var. Cap. Proj., Ser. G-1	5.750	10/01/30	750	858,203
Var. Cap. Proj., Sub. Ser. I-1	6.375	11/01/34	750	879,307
California St. Univ. Rev., Ser. A, Systemwide	5.000	11/01/37	1,250	1,475,325
California Statewide Cmntys. Dev. Auth. Rev., 899 Charleston Proj., Ser. A, Rfdg.	5.250	11/01/44	250	281,398
Aspire Pub. Schs., Sch. Fac. Rev. (Pre-Refunded date 01/01/19)(a)	6.000	07/01/30	1,000	1,122,190

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
California Statewide Cmntys. Dev. Auth. Rev., (cont’d.)
Beverly Cmnty. Hospital Asset	5.000%		02/01/45	1,500	$1,752,315
CHF-Irvine LLC, Rfgd.	5.000		05/15/40	1,000	1,212,310
Cottage Hlth.	5.000		11/01/40	1,000	1,127,880
John Muir Hlth., Ser. A, Rfgd.	4.000		08/15/41	750	832,538
John Muir Hlth., Ser. A, Rfgd.	4.000		08/15/51	1,000	1,096,050
Loma Linda Univ. Med. Ctr.	5.250		12/01/44	1,000	1,150,690
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.000		12/01/27	1,000	1,209,320
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.250		12/01/56	1,000	1,157,780
Polytechnic Sch.	5.000		12/01/34	2,000	2,251,560
Presbyterian Homes	7.250		11/15/41	500	581,940
Spl. Tax No. 97-1, CABS	4.810	(b)	09/01/22	2,020	1,518,798
Sutter Hlth., Ser. A	6.000		08/15/42	2,000	2,396,340
Chula Vista Calif. Indl. Dev. Rev., San Diego Gas-D-Rmkt.	5.875		01/01/34	1,000	1,128,760
Chula Vista Muni. Fing. Auth. Rev., Rfgd.	5.000		09/01/21	500	584,335
City of La Verne CA, Brethren Hillcrest Homes, COP, Rfgd.	5.000		05/15/36	1,250	1,383,762
Coronado Cmnty. Dev. Agy. Tax Alloc., Dev. Proj., AMBAC	5.000		09/01/24	2,000	2,007,420
Fontana Spl. Tax, Cmnty. Facs. Dist. #22 Sierra Hills, Rfgd.	5.000		09/01/34	500	580,035
Foothill-De Anza Cmnty. College Dist., Ser. C, GO	5.000		08/01/40	1,250	1,459,625
Golden St. Tob. Secur. Corp. Rev., Asset-Bkd., Ser. A-1, Rfdg.	5.750		06/01/47	1,050	1,073,121
Asset-Bkd., Sr., Ser. A-1	4.500		06/01/27	4,215	4,281,133
Ser. A, Conv., CABS, AMBAC (Converted to Fixed on 06/01/10)	4.600		06/01/23	3,000	3,179,310
Golden West Sch. Fing. Auth. Rev., Ser. A., CABS, NATL, Rfdg.	1.390	(b)	02/01/19	2,110	2,040,686
Guam Gov’t. Wtrwrks. Auth. Rev., Ser. A, Rfdg.	5.000		07/01/35	500	574,220
Guam Gov’t. Wtrwrks. Auth. Rev.	5.000		01/01/46	1,000	1,171,040
Guam Intl. Arpt. Auth. Rev., Ser. C, AMT	6.375		10/01/43	500	609,090
Inland Vly. Dev. Agcy., Tax Alloc., Ser. A, Rfdg.	5.000		09/01/44	500	582,030
Jurupa Pub. Fing. Auth., Ser. A, Rfdg.	5.000		09/01/42	1,250	1,456,587
La Mesa-Spring Valley Sch. Dist., GO, Election of 2002, Ser. B, CABS, NATL	2.170	(b)	08/01/23	2,000	1,722,260
Lincoln Calif. Pub. Fing. Auth. Rev., Twelve Bridges Sub. Dist., Ser. B	6.000		09/02/27	1,000	1,180,970
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., Ser. A	5.000		11/15/35	2,350	3,068,630
Ser. A	5.250		11/15/19	580	641,660
Ser. A	5.500		11/15/30	1,285	1,719,754

See Notes to Financial Statements.

Prudential California Muni Income Fund	17

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev., (cont’d.)
Ser. A	5.500%		11/15/32	440	$602,219
Ser. A	5.500		11/15/37	1,315	1,800,261
Long Beach Hbr. Rev., Ser. A, AMT, NATL, Rfdg.	6.000		05/15/19	3,000	3,408,480
Long Beach Marina Sys. Rev.	5.000		05/15/45	1,000	1,154,680
Los Angeles Calif. Cmnty. College Dist., Election of 2008, Ser. A, GO (Pre-refunded date 08/01/19)(a)	6.000		08/01/33	2,000	2,309,040
Los Angeles Calif. Dept. Arpts. Rev., Ser. A	5.000		05/15/34	1,000	1,118,960
Ser. A, AMT	5.000		05/15/38	2,500	2,940,925
Ser. C, Rfdg.	5.000		05/15/38	1,000	1,221,590
Sub. Ser. A, AMT	4.000		05/15/36	1,000	1,116,650
Los Angeles Cnty. Regional Fing. Auth., Montecedro, Inc. Proj., Ser. A	5.000		11/15/44	1,250	1,463,012
Los Angeles Dept. of Wtr. & Pwr. Rev., Pwr. Sys., Ser. A	5.000		07/01/39	1,000	1,096,150
Los Angeles Dept. of Wtr. Rev., Wtr. Sys., Ser. A	5.375		07/01/38	1,530	1,691,094
Wtr. Sys., Ser. B	5.000		07/01/34	2,500	3,060,775
M-S-R Energy Auth. Calif. Rev., Ser. A	6.500		11/01/39	1,000	1,487,910
Metro. Wtr. Dist. of Southern Calif. Wtrwks. Rev., Linked, SAVRS, RIBS	5.750		08/10/18	1,250	1,331,937
Unrefunded Balance, Ser. A	5.750		07/01/21	1,940	2,249,702
Northern Calif. Transmission Agcy. Rev., Calif.- Oregon Proj., Ser. A, Rfgd.	5.000		05/01/39	750	931,207
Orange Cnty. Cmnty. Facs. Dist., No. 2015-1 Esencia Vlg., Ser. A	5.250		08/15/45	1,000	1,187,640
Orange Cnty. Trans. Auth. Rev., Express Lane Sr. Lien 91, Rfdg.	5.000		08/15/29	1,000	1,225,090
Palomar Pomerado Healthcare Dist. Calif., COP	6.000		11/01/41	1,200	1,289,292
Pittsburg Redev. Agy. Tax Alloc. Rev., Sub., Ser. A, Rfgd., AGM	5.000		09/01/29	1,750	2,174,655
Pittsburg Success Agy. Redev. Agy. Tax Alloc., Los Medanos Cmnty. Dev. Proj., AMBAC, CABS	2.380	(b)	08/01/26	1,375	1,087,089
Port of Oakland Rev., Inter. Lien, Ser. A, NATL, Rfdg., AMT	5.000		11/01/29	3,000	3,136,530
Ser. O, Rfdg., AMT	5.125		05/01/30	1,000	1,152,120
Sr. Lien., Ser. P, Rfdg., AMT	5.000		05/01/33	1,750	2,033,972
Poway Uni. Sch. Dist. Pub. Fing. Auth., Ser. A, Rfdg.	5.000		09/01/35	1,000	1,173,660

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
Puerto Rico Comnwlth., Pub. Impvt., Ser. A, GO, Rfdg.(c)	5.500%		07/01/39	1,000	$617,500
Puerto Rico Comnwlth.Rev., Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	5.750		07/01/37	390	282,773
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	6.000		07/01/47	325	233,997
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev., First Sub., Ser. A	6.000		08/01/42	980	512,050
Sr. Lien, Ser. C	5.250		08/01/40	750	537,368
Rancho Cucamonga Redev. Agy. Successor Agy. Tax Alloc., Rancho Redev. Proj. Area, AGM	5.000		09/01/32	450	545,274
Redding Elec. Sys. Rev., COP, Linked SAVRS, RIBS, NATL, ETM, Rfdg. (Escrowed to maturity date 07/01/22)(a)	6.368		07/01/22	55	64,498
COP, Linked SAVRS, RIBS, NATL, ETM, Rfdg. (Escrowed to maturity date 07/01/22)(a)(d)(e)	11.511	(f)	07/01/22	1,405	1,890,259
Riverside Cnty. Calif. Redev. Agy. Tax. Alloc. Intst. 215 Corridor, Ser. E	6.500		10/01/40	1,000	1,200,710
Riverside Cnty.Infrast. Fing. Auth. Rev., Ser. A, Rfdg.	4.000		11/01/37	1,250	1,403,812
Riverside Cnty.Pub. Fing. Auth. Rev., Cap. Facs. Proj.	5.250		11/01/45	1,000	1,236,940
Riverside Cnty.Trans. Commission Rev., Sr. Lien, Ser. A	5.750		06/01/44	500	595,885
Roseville Calif. Spl. Tax., WestPark Cmnty. Facs. Dist. No. 1, Pub. Facs. Rfdg.	5.000		09/01/37	500	579,215
Sacramento City Fing. Auth. Tax Alloc., Ser. B, CABS, NATL	1.120	(b)	11/01/17	5,695	5,621,250
Sacramento Cnty. Santn. Dist. Fing. Auth. Rev., Var.-Regl., Ser. B, NATL	0.981	(f)	12/01/35	1,000	949,350
San Buenaventura Calif. Rev., Cmnty. Mem. Hlth. Sys.	7.500		12/01/41	500	621,700
Cmnty. Mem. Hlth. Sys.	8.000		12/01/26	500	656,565
San Diego Cmnty. College Dist., Election of 2006, GO	5.000		08/01/41	1,500	1,758,540
San Diego Cnty. Regl. Arpt. Auth. Rev., Sr. Ser. B, AMT	5.000		07/01/43	2,000	2,304,080
San Diego Pub. Facs. Fing. Auth. Rev., Cap. Impt. Projs., Ser. A	5.000		10/15/44	1,000	1,223,780
San Diego Regl. Bldg. Auth., Lease Rev., Cnty. Operations Ctr. & Annex, Ser. A (Pre-refunded 02/01/19)(a)	5.375		02/01/36	1,000	1,114,300

See Notes to Financial Statements.

Prudential California Muni Income Fund	19

Portfolio of Investments (continued)

as of August 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
San Diego Uni. Sch. Dist., Election of 1998, Ser. B, GO, NATL	6.000%		07/01/19	1,000	$1,149,030
San Francisco City & Cnty. Arpts. Comm. Rev., Second Ser. A, AMT	5.250		05/01/33	500	592,025
Second Ser. A, Rfdg., AMT	5.000		05/01/31	1,000	1,159,940
Second Ser. C, Rfdg., AMT	5.000		05/01/25	1,555	1,816,240
Second Ser. F, Rfdg., AMT	5.000		05/01/28	1,000	1,160,610
Ser. A, AMT	5.000		05/01/44	2,000	2,331,620
San Francisco City & Cnty. Redev. Agy., Tax Alloc. Mission Bay North Redev., Ser. C (Pre-refunded date 08/01/19)(a)	6.500		08/01/39	1,000	1,168,310
Tax Alloc. Mission Bay South Redev. Proj., Ser B, NATL	5.000		08/01/43	500	616,590
San Jose Calif., Library & Park Proj., GO	5.000		09/01/33	2,200	2,208,558
Redev. Agy. Tax Alloc., Merged Area Redev. Proj., Hsg. Set Aside, Ser. A-1, Rfdg.	5.500		08/01/35	1,000	1,136,600
San Jose Evergreen Cmnty. College Dist. Election of 2004, Ser. B, AGM, CABS, GO	0.870	(b)	09/01/17	1,000	991,390
San Leandro Cmnty. Facs., Spl. Tax Dist. No. 1	6.500		09/01/25	2,160	2,166,955
San Mateo Cnty. Calif. Rev., Jt. Pwrs. Fing. Auth., Ser. A (Pre-refunded date 07/15/18)(a)	5.000		07/15/33	1,000	1,082,390
Santa Margarita Wtr. Dist. Spl. Tax, Cmnty. Facs. Dist. No. 2013-1	5.625		09/01/36	325	384,504
Santa Maria Joint Union H.S. Dist., Election of 2004, CABS, GO, NATL	2.720	(b)	08/01/29	1,250	881,587
Santa Monica Cmnty. College Dist. Election of 2002, Ser. A, GO, NATL	2.250	(b)	08/01/28	1,055	808,320
South Bayside Wste. Mgmt. Auth. Calif. Rev., Solid Waste Enterprise Shoreway Environmental, Ser. A	6.000		09/01/36	500	573,065
Southern California Pub. Power Auth. Natural Gas Proj. Rev., LIBOR, Proj. No. 1, Ser. A	1.977	(f)	11/01/38	2,000	1,857,580
Stockton Pub. Fing. Auth. Rev., Delta Wtr. Sply. Proj., Ser. A, Rmkt.	6.250		10/01/40	700	884,471
Territory of Guam, Section 30, Ser. A (Pre-refunded date 12/01/2019)(a)	5.750		12/01/34	500	578,505
Section 30, Ser. A, Rfgd.	5.000		12/01/46	750	891,690
Ser. D, Rfdg.	5.000		11/15/39	750	851,753
Tob. Securitization Auth. Northn. Calif. Rev., Asset-Bkd. Tob. Settlement, Ser. A-1	4.750		06/01/23	2,640	2,659,747

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS (Continued)
Torrance Hosp. Rev., Torrance Mem. Med. Ctr. Rev., Ser. A	6.000%		06/01/22	2,000	$2,028,660
Tuolumne Wind Proj. Auth. Calif. Rev., Tuolumne Co. Proj., Ser. A	5.625		01/01/29	1,000	1,107,620
University of Calif. Regents Med. Ctr. Pooled Rev., Ser. L, Rfgd.	4.000		05/15/44	1,000	1,116,650
Rev. Gen., Ser. O (Pre-refunded date 05/15/19)(a)	5.750		05/15/34	1,250	1,422,325
Virgin Islands Pub. Fin. Auth. Rev., Matching Fd. Ln., Diago, Ser. A	6.750		10/01/37	250	263,753
Ser. A	5.000		10/01/34	1,000	999,720
Walnut Energy Center Auth. Rev., Rfdg.	5.000		01/01/34	1,000	1,230,340

TOTAL LONG-TERM INVESTMENTS (cost $217,227,297)					240,091,484

SHORT-TERM INVESTMENTS 2.7%

MUNICIPAL BONDS
California Muni. Fin. Auth. Rev., Var. Chevron USA Rec. Zone, Ser. A, FRDD (Mandatory put date 09/07/16)	0.530	(f)	11/01/35	2,200	2,200,000
Var. Chevron USA Rec. Zone, Ser. C, FRDD (Mandatory put date 09/07/16)	0.560	(f)	11/01/35	4,400	4,400,000

TOTAL SHORT-TERM INVESTMENTS (cost $6,600,000)(Note 4)					6,600,000

TOTAL INVESTMENTS 101.0% (cost $223,827,297)(Note 5)					246,691,484
Liabilities in excess of other assets (1.0)%					(2,545,171)

NET ASSETS 100.0%					$244,146,313

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

CABS—Capital Appreciation Bonds

COP—Certificates of Participation

ETM—Escrowed to Maturity

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

See Notes to Financial Statements.

Prudential California Muni Income Fund	21

Portfolio of Investments (continued)

as of August 31, 2016

NATL—National Public Finance Guaranty Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

RIBS—Residual Interest Bonds

SAVRS—Select Auction Variable Rate Securities

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and/or U.S. guaranteed obligations.
(b)	Represents zero coupon bond. Rate quoted represents effective yield at August 31, 2016.
(c)	Represents issuer in default on interest payments. Non-income producing security.
(d)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2016.
(e)	Indicates a security that has been deemed illiquid (unaudited).
(f)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2016.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds	$—	$239,831,498	$—
Guam	—	4,676,298	—
Puerto Rico	—	2,183,688	—

Total	$—	$246,691,484	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2016 were as follows (unaudited):

General Obligation	19.2%
Health Care	19.0
Transportation	12.7
Special Tax/Assessment District	12.4
Education	9.8
Lease Backed Certificate of Participation	5.9
Tobacco	5.6
Power	5.6
Water & Sewer	5.5
Corporate Backed IDB & PCR	3.7%
Pre-pay Gas	0.8
Revenue Bonds	0.6
Solid Waste/Resource Recovery	0.2

101.0
Liabilities in excess of other assets	(1.0)

100.0%

See Notes to Financial Statements.

22

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets

ANNUAL REPORT	AUGUST 31, 2016

Prudential California Muni Income Fund

Statement of Assets & Liabilities

as of August 31, 2016

Assets
Unaffiliated investments (cost $223,827,297)	$246,691,484
Cash	1,411,568
Interest receivable	2,760,024
Receivable for Fund shares sold	114,970
Prepaid expenses	2,966

Total assets	250,981,012

Liabilities
Payable for investments purchased	6,121,360
Payable for Fund shares reacquired	325,597
Dividends payable	148,080
Management fee payable	102,635
Distribution fee payable	65,167
Accrued expenses and other liabilities	65,141
Deferred trustees’ fees	3,652
Affiliated transfer agent fee payable	3,043
Loan interest payable	24

Total liabilities	6,834,699

Net Assets	$244,146,313

Net assets were comprised of:
Shares of beneficial interest, at par	$219,242
Paid-in capital in excess of par	222,559,510

222,778,752
Undistributed net investment income	406,720
Accumulated net realized loss on investment transactions	(1,903,346)
Net unrealized appreciation on investments	22,864,187

Net assets, August 31, 2016	$244,146,313

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share ($134,562,677 ÷ 12,085,274 shares of beneficial interest issued and outstanding)	$11.13
Maximum sales charge (4.00% of offering price)	0.46

Maximum offering price to public	$11.59

Class B
Net asset value, offering price and redemption price per share
($4,834,518 ÷ 434,180 shares of beneficial interest issued and outstanding)	$11.13

Class C
Net asset value, offering price and redemption price per share
($41,694,417 ÷ 3,744,238 shares of beneficial interest issued and outstanding)	$11.14

Class Z
Net asset value, offering price and redemption price per share
($63,054,701 ÷ 5,660,487 shares of beneficial interest issued and outstanding)	$11.14

See Notes to Financial Statements.

Prudential California Muni Income Fund	25

Statement of Operations

Year Ended August 31, 2016

Net Investment Income (Loss)
Income
Interest income	$10,181,922

Expenses
Management fee	1,136,049
Distribution fee—Class A	327,493
Distribution fee—Class B	25,074
Distribution fee—Class C	350,277
Transfer agent’s fees and expenses (including affiliated expense of $16,700)	126,000
Registration fees	69,000
Custodian and accounting fees (net of $18,000 fee waived)	67,000
Audit fee	51,000
Shareholders’ reports	32,000
Legal fees and expenses	23,000
Trustees’ fees	13,000
Insurance expenses	2,000
Loan interest expense	73
Miscellaneous	13,835

Total expenses	2,235,801
Less: Custodian fee credit	(4,714)

Net expenses	2,231,087

Net investment income (loss)	7,950,835

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	994,961
Net change in unrealized appreciation (depreciation) on investments	7,027,816

Net gain (loss) on investment transactions	8,022,777

Net Increase (Decrease) In Net Assets Resulting From Operations	$15,973,612

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,950,835	$8,245,206
Net realized gain (loss) on investment transactions	994,961	75,717
Net change in unrealized appreciation (depreciation) on investments	7,027,816	(3,070,175)

Net increase (decrease) in net assets resulting from operations	15,973,612	5,250,748

Dividends from net investment income (Note 1)
Class A	(4,601,992)	(5,474,340)
Class B	(164,196)	(221,738)
Class C	(963,508)	(849,840)
Class Z	(2,115,628)	(1,924,614)

	(7,845,324)	(8,470,532)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	46,432,694	40,251,226
Net asset value of shares issued in reinvestment of dividends and distributions	5,985,037	6,457,011
Cost of shares reacquired	(31,820,473)	(42,099,103)

Net increase (decrease) in net assets from Fund share transactions	20,597,258	4,609,134

Total increase (decrease)	28,725,546	1,389,350

Net Assets:
Beginning of year	215,420,767	214,031,417

End of year(a)	$244,146,313	$215,420,767

(a) Includes undistributed net investment income of:	$406,720	$418,934

See Notes to Financial Statements.

Prudential California Muni Income Fund	27

Notes to Financial Statements

Prudential Investment Portfolios 6—Prudential California Muni Income Fund (the “Fund”), is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as a Massachusetts business trust on May 18, 1984. The Fund commenced investment operations on December 3, 1990. The Fund is a diversified fund.

The investment objective of the Fund is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after

28

evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be

Prudential California Muni Income Fund	29

Notes to Financial Statements (continued)

considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund may invest in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”)

30

into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. The Fund accounts for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.” Interest expense related to the Fund’s liability in connection with the floating rate notes held by third parties is recorded as incurred. The interest expense is under the caption “interest expenses and fees related to inverse floaters” in the Fund’s “Statement of Operations” and is also included in the Fund’s expense ratio. For the year ended August 31, 2016, the Fund did not enter into any Tender Option Bond Transactions.

The Fund may also invest in inverse floaters without transferring a fixed rate bond into a trust, which is not accounted for as funded leverage. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

The Fund’s investment policies permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from the registration requirements under Rule 144A of the Securities Act of 1933.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government), held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment transactions are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Prudential California Muni Income Fund	31

Notes to Financial Statements (continued)

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses), are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gains (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Funds through its Prudential Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

32

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to and including $1 billion and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50% of the Fund’s average daily net assets for the year ended August 31, 2016.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, Class B and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, Class B and Class C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, .50% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received $133,476 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that, for the year ended August 31, 2016, it received $5,030 and $4,178 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PGIM, Inc. and PIMS are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

Prudential California Muni Income Fund	33

Notes to Financial Statements (continued)

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended August 31, 2016, were $72,978,188 and $48,995,024, respectively. Although floating rate daily demand notes are shown as short-term investments in the Portfolio of Investments due to frequent reset of coupon rates, they have long-term maturities and are included in these purchase and sale amounts.

Note 5. Distribution and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment transactions. For the year ended August 31, 2016, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment transactions by $117,725 due to the difference in the treatment of accreting market discount between financial and tax reporting and other book to tax differences. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended August 31, 2016, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $55,971 of ordinary income and $7,789,353 of tax-exempt income. For the year ended August 31, 2015, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $392,346 of ordinary income and $8,078,186 of tax-exempt income.

As of August 31, 2016, the accumulated undistributed earnings on a tax basis were $562,930 of tax-exempt income (includes timing difference of $148,080 for dividends payable) and $32,792 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2016 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$223,347,567	$24,674,519	$(1,330,602)	$23,343,917

34

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of accreting market discount for book and tax purposes and defaulted securities.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $1,159,000 of its post-enactment losses to offset net taxable gains realized in the current year ended August 31, 2016. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2016, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$1,494,000

Pre-Enactment Losses:
Expiring 2019	$926,000

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Prudential California Muni Income Fund	35

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund is permitted to issue an unlimited number of full and fractional shares in separate series, currently designated as the Prudential California Muni Income Fund. The Prudential California Muni Income Fund is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

As of August 31, 2016, three shareholders of record held 61% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2016:
Shares sold	940,255	$10,288,225
Shares issued in reinvestment of dividends and distributions	357,041	3,909,998
Shares reacquired	(1,135,368)	(12,393,697)

Net increase (decrease) in shares outstanding before conversion	161,928	1,804,526
Shares issued upon conversion from other share class(es)	47,790	523,299
Shares reacquired upon conversion into other share class(es)	(221,691)	(2,406,023)

Net increase (decrease) in shares outstanding	(11,973)	$(78,198)

Year ended August 31, 2015:
Shares sold	832,282	$9,045,782
Shares issued in reinvestment of dividends and distributions	430,563	4,683,330
Shares reacquired	(2,206,561)	(23,855,936)

Net increase (decrease) in shares outstanding before conversion	(943,716)	(10,126,824)
Shares issued upon conversion from other share class(es)	68,491	742,440
Shares reacquired upon conversion into other share class(es)	(156,615)	(1,682,638)

Net increase (decrease) in shares outstanding	(1,031,840)	$(11,067,022)

36

Class B	Shares	Amount
Year ended August 31, 2016:
Shares sold	8,653	$94,812
Shares issued in reinvestment of dividends and distributions	12,055	132,031
Shares reacquired	(24,359)	(265,581)

Net increase (decrease) in shares outstanding before conversion	(3,651)	(38,738)
Shares reacquired upon conversion into other share class(es)	(47,770)	(523,299)

Net increase (decrease) in shares outstanding	(51,421)	$(562,037)

Year ended August 31, 2015:
Shares sold	1,711	$18,671
Shares issued in reinvestment of dividends and distributions	15,510	168,783
Shares reacquired	(66,031)	(719,393)

Net increase (decrease) in shares outstanding before conversion	(48,810)	(531,939)
Shares reacquired upon conversion into other share class(es)	(68,460)	(742,395)

Net increase (decrease) in shares outstanding	(117,270)	$(1,274,334)

Class C
Year ended August 31, 2016:
Shares sold	1,398,189	$15,319,741
Shares issued in reinvestment of dividends and distributions	72,783	798,348
Shares reacquired	(396,757)	(4,347,089)

Net increase (decrease) in shares outstanding before conversion	1,074,215	11,771,000
Shares reacquired upon conversion into other share class(es)	(26,960)	(299,548)

Net increase (decrease) in shares outstanding	1,047,255	$11,471,452

Year ended August 31, 2015:
Shares sold	888,312	$9,674,907
Shares issued in reinvestment of dividends and distributions	62,407	678,329
Shares reacquired	(357,337)	(3,871,037)

Net increase (decrease) in shares outstanding before conversion	593,382	6,482,199
Shares reacquired upon conversion into other share class(es)	(41,164)	(446,445)

Net increase (decrease) in shares outstanding	552,218	$6,035,754

Class Z
Year ended August 31, 2016:
Shares sold	1,890,533	$20,729,916
Shares issued in reinvestment of dividends and distributions	104,340	1,144,660
Shares reacquired	(1,355,239)	(14,814,106)

Net increase (decrease) in shares outstanding before conversion	639,634	7,060,470
Shares issued upon conversion from other share class(es)	248,546	2,705,571

Net increase (decrease) in shares outstanding	888,180	$9,766,041

Year ended August 31, 2015:
Shares sold	1,978,306	$21,511,866
Shares issued in reinvestment of dividends and distributions	85,201	926,569
Shares reacquired	(1,257,836)	(13,652,737)

Net increase (decrease) in shares outstanding before conversion	805,671	8,785,698
Shares issued upon conversion from other shares class(es)	197,704	2,129,083
Shares reacquired upon conversion into other share class(es)	(4)	(45)

Net increase (decrease) in shares outstanding	1,003,371	$10,914,736

Prudential California Muni Income Fund	37

Notes to Financial Statements (continued)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Fund utilized the SCA during the year ended August 31, 2016. The average daily balance for the 10 days that the Fund had loans outstanding during the period was $152,300, borrowed at a weighted average interest rate of 1.73%. The maximum loan balance outstanding during the period was $237,000. As of August 31, 2016, the Fund did not have an outstanding loan balance.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

38

Financial Highlights

Class A Shares
	Year Ended August 31,
	2016(a)	2015	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.74	$10.89	$10.18	$11.04	$10.37
Income (loss) from investment operations:
Net investment income (loss)	.39	.42	.43	.43	.45
Net realized and unrealized gain (loss) on investment transactions	.38	(.14)	.74	(.86)	.67
Total from investment operations	.77	.28	1.17	(.43)	1.12
Less Dividends and Distributions:
Dividends from net investment income	(.38)	(.43)	(.46)	(.43)	(.45)
Net asset value, end of year	$11.13	$10.74	$10.89	$10.18	$11.04
Total Return(b):	7.32%	2.54%	11.68%	(4.15)%	11.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$134,563	$129,942	$143,019	$143,901	$157,985
Average net assets (000)	$130,998	$140,055	$141,409	$161,292	$156,959
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement(c)	.92%	.94%	.93%	.91%	.92%
Expenses before waivers and/or expense reimbursement(c)	.92%	.97%	.98%	.96%	.97%
Net investment income (loss)	3.56%	3.80%	4.07%	3.93%	4.21%
Portfolio turnover rate(d)	20%	10%	14%	21%	18%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 waiver was terminated.
(d)	The portfolio turnover rate including variable rate demand notes was 22%, 13%, 20%, 42% and 35% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Prudential California Muni Income Fund	39

Financial Highlights (continued)

Class B Shares
	Year Ended August 31,
	2016(a)	2015	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.74	$10.89	$10.18	$11.04	$10.37
Income (loss) from investment operations:
Net investment income (loss)	.36	.40	.41	.40	.43
Net realized and unrealized gain (loss) on investment transactions	.39	(.15)	.73	(.86)	.67
Total from investment operations	.75	.25	1.14	(.46)	1.10
Less Dividends and Distributions:
Dividends from net investment income	(.36)	(.40)	(.43)	(.40)	(.43)
Net asset value, end of year	$11.13	$10.74	$10.89	$10.18	$11.04
Total Return(b):	7.07%	2.29%	11.40%	(4.39)%	10.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,835	$5,217	$6,568	$6,650	$6,453
Average net assets (000)	$5,015	$6,041	$6,480	$7,061	$6,552
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.17%	1.19%	1.18%	1.16%	1.17%
Expenses before waivers and/or expense reimbursement	1.17%	1.19%	1.18%	1.16%	1.17%
Net investment income (loss)	3.32%	3.55%	3.81%	3.69%	3.96%
Portfolio turnover rate(c)	20%	10%	14%	21%	18%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The portfolio turnover rate including variable rate demand notes was 22%, 13%, 20%, 42% and 35% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended August 31,
	2016(a)	2015	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.74	$10.89	$10.18	$11.04	$10.37
Income (loss) from investment operations:
Net investment income (loss)	.31	.33	.35	.35	.37
Net realized and unrealized gain (loss) on investment transactions	.39	(.13)	.74	(.87)	.67
Total from investment operations	.70	.20	1.09	(.52)	1.04
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.35)	(.38)	(.34)	(.37)
Net asset value, end of year	$11.14	$10.74	$10.89	$10.18	$11.04
Total Return(b):	6.63%	1.79%	10.85%	(4.86)%	10.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$41,694	$28,973	$23,365	$22,315	$22,212
Average net assets (000)	$35,029	$26,988	$21,725	$24,809	$20,195
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	1.67%	1.69%	1.68%	1.66%	1.67%
Expenses before waivers and/or expense reimbursement	1.67%	1.69%	1.68%	1.66%	1.67%
Net investment income (loss)	2.80%	3.05%	3.31%	3.19%	3.46%
Portfolio turnover rate(c)	20%	10%	14%	21%	18%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The portfolio turnover rate including variable rate demand notes was 22%, 13%, 20%, 42% and 35% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

Prudential California Muni Income Fund	41

Financial Highlights (continued)

Class Z Shares
	Year Ended August 31,
	2016(a)	2015	2014	2013	2012
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.75	$10.90	$10.18	$11.05	$10.38
Income (loss) from investment operations:
Net investment income (loss)	.42	.44	.46	.46	.48
Net realized and unrealized gain (loss) on investment transactions	.38	(.14)	.74	(.88)	.67
Total from investment operations	.80	.30	1.20	(.42)	1.15
Less Dividends and Distributions:
Dividends from net investment income	(.41)	(.45)	(.48)	(.45)	(.48)
Net asset value, end of year	$11.14	$10.75	$10.90	$10.18	$11.05
Total Return(b):	7.60%	2.81%	12.06%	(3.99)%	11.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$63,055	$51,290	$41,079	$36,435	$31,332
Average net assets (000)	$56,172	$46,389	$35,062	$43,284	$26,847
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	.67%	.69%	.68%	.66%	.67%
Expenses before waivers and/or expense reimbursement	.67%	.69%	.68%	.66%	.67%
Net investment income (loss)	3.81%	4.05%	4.30%	4.18%	4.46%
Portfolio turnover rate(c)	20%	10%	14%	21%	18%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	The portfolio turnover rate including variable rate demand notes was 22%, 13%, 20%, 42% and 35% for the years ended August 31, 2016, 2015, 2014, 2013 and 2012, respectively.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios 6:

We have audited the accompanying statement of assets and liabilities of Prudential California Muni Income Fund, a series of Prudential Investment Portfolios 6, (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2016

Prudential California Muni Income Fund	43

Tax Information (unaudited)

During the fiscal year ended August 31, 2016, the Fund reports the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z

Tax-Exempt Dividends	$0.384	$0.358	$0.303	$0.413

In January 2017, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2016.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential California Muni Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential California Muni Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Visit our website at prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential California Muni Income Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at prudentialfunds.com

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of the Prudential California Muni Income Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), on behalf of its Prudential Fixed Income (“PFI”) unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential California Muni Income Fund is the sole outstanding series of Prudential Investment Portfolios 6.

Prudential California Muni Income Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement with the Fund, and between PI and PGIM, which, through its PFI unit, serves as subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality, and Extent of Services

The Board requested and received information regarding the nature, quality and extent of services provided to the Fund by PI and PFI. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PFI, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and the subadviser, and also considered the qualifications, backgrounds and responsibilities of the subadviser’s portfolio managers who are responsible for the day-to-day management of the Fund. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PFI. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PFI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PFI, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PFI under the management and subadvisory agreements.

Visit our website at prudentialfunds.com

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2015 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential California Muni Income Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and PFI

The Board considered potential ancillary benefits that might be received by PI and PFI and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI fees received by transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PFI included those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PFI were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper California Municipal Debt Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the

Visit our website at prudentialfunds.com

Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	3rd Quartile	2nd Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board considered PI’s assertion that the benchmark index is a better comparative source against which to evaluate the performance of the Fund than the Peer Universe. In this regard, the Board considered PI’s assertion that most of the Fund’s peers pursue more aggressive strategies that entail more risk.

•

The Board considered information provided by PI indicating that, although the Fund’s actual management fee and net total expenses both ranked in the fourth quartile, they were within four basis points and twelve basis points higher, respectively, than the median of all funds in the Peer Group. The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential California Muni Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential California Muni Income Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL CALIFORNIA MUNI INCOME FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PBCAX	PCAIX	PCICX	PCIZX
CUSIP	74440X100	74440X209	74440X308	74440X407

MF146E    0297821-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2016 and August 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $50,804 and $33,475, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(c) Tax Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(d) All Other Fees

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended August 31, 2016 and August 31, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2016 and August 31, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 6

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 20, 2016